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                                 EXHIBIT 23(I)




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                        CONSENT OF INDEPENDENT AUDITORS


         As independent auditors, we hereby consent to the inclusion in this Form SB-2 "Registration Statement under the Securities Act of 1933" of our Report on Audits of Consolidated Financial Statements for the years ended December 31, 2001 and 2000 and Report on Compilations of Pro Forma Consolidated Financial Statements for the years ended December 31, 2001 and 2000.



                                    /s/ Bobbitt Pittenger & Company, P.A.
                                    -------------------------------------------
                                    BOBBITT PITTENGER & COMPANY, P.A.
                                    Certified Public Accountants


April 11, 2002